EXHIBIT 10.46
2001 EMPLOYEE STOCK OPTION PLAN


                                    EXHIBIT B

                            GROUP LONG DISTANCE, INC.

                         2001 EMPLOYEE STOCK OPTION PLAN
                         -------------------------------


                                    ARTICLE I

                            PURPOSE AND EFFECTIVENESS
                            -------------------------

         1.1 PURPOSE. The purpose of the Group Long Distance, Inc. 2001 Employee Stock Option Plan (the "Plan") is to promote the success of Group Long Distance, Inc., a Florida corporation (the "Company"), by providing a method whereby eligible employees of the Company and its Subsidiaries (as hereinafter defined) may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company. The Plan is also intended to aid in attracting persons of exceptional ability to become officers and employees of the Company and its Subsidiaries.

         1.2 EFFECTIVE DATE. The Plan shall take effect upon the date of its adoption by the Board (as hereinafter defined).

         1.3 SHAREHOLDER APPROVAL. The Plan shall be subject to the approval of the holders of a majority of the outstanding voting securities of the Company.


                                   ARTICLE II

                                   DEFINITIONS

         2.1 CERTAIN DEFINED TERMS. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

             "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

             "Agreement" means the stock option agreement specified in Section 7.5, both individually and collectively, as the context may require.

             "Approved Board" means a Board that, as of a given date, is comprised of individuals at least a majority of whom have continuously served as directors of the Company during the period of two years ending on such date, unless the election of each director who was not a director at the beginning of such two year period was approved in advance by the directors representing at least two-thirds of the directors then in office who were directors at the beginning of such two year period.

             "Approved Change in Control of the Company" means any transaction or series of transactions which:

                           (i) results, or is reasonably anticipated to result, in a Change in Control of the Company;

                           (ii) is approved by the requisite vote of an Approved Board pursuant to, and in accordance with, applicable law and the Articles of Incorporation and Bylaws of the Company; and

                           (iii) if required by applicable law or the Articles of Incorporation or Bylaws of the Company, is approved by the requisite vote of the shareholders of the Company pursuant to, and in accordance with, applicable law and the Articles of Incorporation and Bylaws of the Company.

             "Award" means grants of Options under this Plan.

             "Board" means the Board of Directors of the Company.

             "Change in Control of the Company" means any change in control of the Company of a nature which would be required to be reported (a) in response to Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the Effective Date of this Plan, promulgated under the Exchange Act, (b) in response to Item 1 of the Current Report on Form 8-K, as in effect on the Effective Date of this Plan, promulgated under the Exchange Act, or (c) in any filing by the Company with the United States Securities and Exchange Commission; provided, however, that, without limitation, a Change in Control of the Company shall be deemed to have occurred if:

                           (i) any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any Subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any successor to the Company (whether by merger, consolidation or otherwise) representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

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                           (ii) during any period of two consecutive years, the
         individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board of Directors, unless the election of each director who was not a director at the beginning of such period has been approved in advance by the directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period;

                           (iii) any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any Subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of HA or HAT, respectively, or any successor to HA or HAT, respectively (whether by the acquisition of securities, exercise of warrants, merger, consolidation, reorganization or otherwise) representing a majority of the combined voting power of the then outstanding securities of HA or HAT, as the case may be;

                           (iv) the Company shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than eighty-five percent (85%) of the combined voting power of the voting securities of the Company or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (v) HA shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of HA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than a majority of the combined voting power of the voting securities of HA or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (vi) HAT shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of HAT outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than a majority of the combined voting power of the voting securities of HAT or such surviving corporation or entity outstanding immediately after such merger or consolidation;

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                           (vii) the Company shall sell, lease, exchange,
         transfer, convey or otherwise dispose of all or substantially all of its assets, or enter into a binding agreement for the sale, lease, exchange, transfer, conveyance or other disposition of all or substantially all of its assets, in one transaction or in a series of related transactions;

                           (viii) either or both of HA and HAT shall sell, lease, exchange, transfer, convey or otherwise dispose of all or substantially all of its respective assets, or enter into a binding agreement for the sale, lease, exchange, transfer, conveyance or other disposition of all or substantially all of its respective assets, in one transaction or in a series of related transactions;

                           (ix) the Company shall liquidate or dissolve, or any plan or proposal shall be adopted for the liquidation or dissolution of the Company; or

                           (x) either or both of HA and HAT shall liquidate or dissolve, or any plan or proposal shall be adopted for the liquidation or dissolution of either or both of HA and HAT;

provided, however, that any of the foregoing transactions between or among (A) any or all of the Company and any Subsidiary or Subsidiaries of the Company, or
(B) any Subsidiaries of the Company, shall not be deemed to constitute a "Change in Control of the Company" hereunder.

             "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

             "Committee" means the committee of the Board appointed pursuant to
Section 3.1 to administer the Plan.

             "Common Stock" means the common stock, no par value per share, of the Company.

             "Company" means Group Long Distance, Inc., a Florida corporation.

             "Disability" means any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months and which prevents the Holder from being able to be engaged in any substantial gainful employment or activity. If any disagreement or dispute shall arise

                                      B-4
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between the Company or any Subsidiary or Affiliate of the Company and the Holder
as to whether the Holder suffers from any Disability, then the Holder shall submit to the physical or mental examination of a licensed physician, who shall be mutually selected by the Company and the Holder, and such physician shall make the determination of whether the Holder suffers from any Disability. In the absence of fraud or bad faith, the determination of such physician shall be final and binding upon the Company and the Holder. The entire cost of any such examination shall be borne by the Company.

             "Effective Date" means the date on which the Plan becomes effective pursuant to Section 1.2.

             "equity securities" shall have the meaning ascribed to such term in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

             "Fair Market Value" of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, on the principal exchange on which the Common Stock is listed. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

             "HA" means HomeAccess Microweb, Inc., a California corporation.

             "HAT" means HA Technology, Inc., a Delaware corporation

             "Holder" means an officer or employee of the Company or a Subsidiary who has received an Award under this Plan.

             "Incentive Stock Option" means a stock option granted under Article VI which is intended to be an incentive stock option within the meaning of
Section 422 of the Code.

             "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

             "Nonqualified Stock Option" means a stock option granted under
Article VI that is designated as a nonqualified stock option and which will not be treated as an incentive stock option within the meaning of Section 422 of the Code.

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             "Option" means any Incentive Stock Option or Nonqualified Stock
Option.

             "Plan" has the meaning ascribed thereto in Section 1.1.

             "qualified domestic relations order" means a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

             "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor Rule. References to paragraphs of Rule 16b-3 shall include the comparable provisions of any successor Rule.

             "Subsidiary" of the Company means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Company. An entity shall be deemed a subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

             "10% shareholder" means a grantee of an Incentive Stock Option under the Plan who, at the time such Option is granted, owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.


                                   ARTICLE III

                                 ADMINISTRATION

         3.1 COMMITTEE.
             ---------

             (a) The Plan shall be administered by the Stock Option Committee of the Board unless a different committee is appointed by the Board.

             (b) The Committee shall be comprised of not less than two persons. Each member of the Committee shall be a member of the Board who during the one year period prior to service on the Committee was, and during such service is, a "Non-Employee Director," as such term is defined and utilized in Rule 16b-3. Subject to the foregoing, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee.

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             (c) The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

         3.2 POWERS.
             ------

             (a) The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to grant to eligible persons Options under Article VI of the Plan, to determine the restrictions, terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan.

             (b) The Committee shall have sole authority in the selection of employees and officers of the Company to whom Awards may be granted under the Plan and in the determination of the timing, pricing, terms, conditions, restrictions and amount of any such Award, subject only to the express provisions of the Plan.

             (c) Without limiting the generality of Sections 3.2(a) and 3.2(b), the Committee shall have the authority to condition any Award, in whole or in part, on performance or other criteria established by the Committee at the time of grant. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Committee in its discretion deems relevant, and may consult with, and give such consideration to the recommendations of, management of the Company as the Committee deems desirable.

         3.3 INTERPRETATION. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN
                           --------------------------

         4.1 NUMBER OF SHARES. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock reserved for Awards under this Plan shall be One Million Five Hundred Thousand (1,500,000) shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised shall again be available for purposes of the Plan.

         4.2 ADJUSTMENTS. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including mergers or consolidations) affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of shares which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing; provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.


                                    ARTICLE V

                                   ELIGIBILITY
                                   -----------

         5.1 GENERAL. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such employees (including officers and, subject to Section 5.2, directors who are also employees) of the Company and its Subsidiaries as the Committee shall select. Awards may be made to employees who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

         5.2 INELIGIBILITY. No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan.


                                      B-8

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                                   ARTICLE VI

                                  STOCK OPTIONS
                                  -------------

         6.1 GRANT OF OPTIONS. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible employees to be granted Options, the time when each Option shall be granted to such eligible employees, the number of shares subject to such Option, whether such Option is an Incentive Stock Option or a Nonqualified Stock Option, the restrictions, terms and conditions of such Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option. Subject to the other provisions of the Plan, the same person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

         6.2 OPTION PRICE. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted; provided, however, that the exercise price of an Incentive Stock Option at the time of grant thereof shall:

             (a) if such Incentive Stock Option is being granted to a 10% shareholder, be at least One Hundred Ten percent (110%) of the Fair Market Value of the Common Stock subject thereto as of the date of grant; and

             (b) if such Incentive Stock Option is being granted to any other person, be at least One Hundred percent (100%) of the Fair Market Value of the Common Stock subject thereto as of the date of grant.

         6.3 LIMITATION ON GRANTS. No Options may be granted to any person as Incentive Stock Options for which the Fair Market Value (determined as of the time an Incentive Stock Option is granted to such person) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such person during any calendar year under all plans of the Company and its Subsidiaries shall exceed One Hundred Thousand Dollars ($100,000). If an Option which would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock having a Fair Market Value (determined as of the time such Option is granted) in excess of One Hundred Thousand Dollars ($100,000), then the portion of such Option in respect of such excess shares shall be deemed to be a Nonqualified Stock Option.

         6.4 TERM OF OPTIONS. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, each Option shall be exercisable for such period as the Committee shall determine as set forth in the applicable Agreement, but not more than (i) five years from the date of grant in the case of Incentive Stock Options held by 10% shareholders and (ii) ten years from the date of grant in the case of all other Incentive Stock Options.

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         6.5 EXERCISE OF OPTIONS. An Option granted under the Plan shall become
(and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

         6.6 MANNER OF EXERCISE.
             ------------------

             (a) FORM OF PAYMENT. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 7.10 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Holder, (v) the withholding of shares of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Florida Business Corporation Act. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Committee shall have the sole discretion to approve or disapprove such election, which approval or disapproval shall be given after such election is made, and the making of such election (including the related exercise of the Option) shall (to the extent necessary) comply with the requirements for exemptive relief under Rule 16b-3, including, to the extent necessary and without limitation, paragraphs (e) and (f) thereof.

             (b) VALUE OF SHARES. Shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

             (c) ISSUANCE OF SHARES. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 7.10, and within a reasonable time

                                      B-10
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thereafter such transfer shall be evidenced on the books of the Company. No
Holder or other person exercising an Option shall have any of the rights of a shareholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

         6.7 NONTRANSFERABILITY. Options shall not be transferable other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Holder thereof only by such Holder (or, in the event the Holder is held to be legally incompetent under applicable state law, by his or her court appointed legal representative if such legal representative stands in a fiduciary relationship to the incompetent and acts subject to court supervision). Notwithstanding the provisions of the immediately preceding sentence, Nonqualified Stock Options granted under the Plan may be transferred during the lifetime of the Holder pursuant to a qualified domestic relations order, and may thereafter be exercised by the transferee.


                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

         7.1 ACCELERATION OF OPTIONS.
             -----------------------

             (a) DEATH OR DISABILITY. If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, unless the applicable Agreement provides otherwise, each outstanding Option granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby.

             (b) CHANGE IN CONTROL OF THE COMPANY. Upon the occurrence of any Change in Control of the Company, notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, unless the applicable Agreement provides otherwise, each such outstanding Option granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby.

             (c) APPROVED CHANGE IN CONTROL OF THE COMPANY. Notwithstanding the provisions of Section 7.1(b) above, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Change in Control of the Company if the Board or the surviving or acquiring person, corporation or other entity, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for such Award or to assume such Award and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before

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

giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Change in Control of the Company.

         7.2 TERMINATION OF EMPLOYMENT.
             -------------------------

             (a) GENERAL. If a Holder's employment shall terminate prior to the complete exercise of an Option, then such Option shall thereafter be exercisable, solely to the extent provided in the applicable Agreement; provided, however, that (i) no Option may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (iii) any termination by the Company for cause will be treated in accordance with the provisions of Section 7.2 (b).

             (b) TERMINATION FOR CAUSE. If a Holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary prior to the exercise of any Option for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than death or Disability; provided, however, that if such termination occurs within one year after the date of any Change in Control of the Company, other than an Approved Change in Control of the Company, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then all Options held by such Holder shall immediately terminate.

             (c) LEAVE OF ABSENCE. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety days, and (ii) a leave of absence in excess of ninety days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment.

             (d) CHANGE IN EMPLOYMENT. Awards made under the Plan shall not be affected by any change of position or employment so long as the Holder continues to be an employee of the Company or any Subsidiary.

         7.3 RIGHT OF COMPANY TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

         7.4 NONALIENATION OF BENEFITS. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

         7.5 WRITTEN AGREEMENT.
             -----------------

             (a) Each award of an Option under the Plan shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as Incentive Stock Options or Nonqualified Stock Options.

             (b) Each grantee of an Option shall be notified promptly of such grant and a written agreement shall be promptly executed and delivered by the Company and the grantee, provided that, in the discretion of the Committee, such grant of Options shall terminate if such written agreement is not signed by such grantee (or his attorney) and delivered to the Company within ninety days after the date the Committee approved such grant.

             (c) Any such written agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 7.8(b) hereof.

         7.6 DESIGNATION OF BENEFICIARIES. Each employee who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such employee.

         7.7 RIGHT OF FIRST OFFER. The Agreements may contain such provisions as the Committee shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of

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such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

         7.8 TERMINATION AND AMENDMENT.
             -------------------------

             (a) GENERAL. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3. Notwithstanding the foregoing, without further shareholder approval no modification or amendment to this Plan shall increase the number of shares of Common Stock subject to the Plan (except as authorized by Article IV), change the class of persons eligible to receive Awards under the Plan, or otherwise materially increase the benefits accruing to participants under the Plan.

             (b) MODIFICATION. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 7.8(a)), the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 7.8(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

         7.9 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable commercial efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the

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

Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

          7.10 WITHHOLDING. The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award or upon the exercise of any Option, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.6 above) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

          7.11 SEPARABILITY. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 under the Exchange Act and/or
Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and/or, with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any Option which is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

          7.12 NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          7.13 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

          7.14 UNFUNDED PLAN. Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards and the Plan shall constitute an "unfunded" plan of the Company. No employee shall have voting or other rights with respect to shares of Common Stock prior to the delivery of such shares. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company and any Subsidiary to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         7.15 GOVERNING LAW. The Plan shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Florida.

          7.16 ACCOUNTS. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 7.10.

          7.17 LEGENDS. In addition to any legend contemplated by Section 7.7, each certificate evidencing Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

          7.18 COMPANY'S RIGHTS. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

          7.19 HEADINGS. The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

          7.20 GENDER. In this Plan, any word or phrase denoting one gender shall also include the other gender.


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